UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive
Harrisburg, Pennsylvania 17102
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares of Beneficial Interest, par value $.01 per share	HT	New York Stock Exchange
6.875% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PC	New York Stock Exchange
6.50% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PD	New York Stock Exchange
6.50% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PE	New York Stock Exchange

Item 8.01 Other Events.
Hersha Hospitality Trust (the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”) to update the number of securities remaining available for future issuance under the Company’s equity compensation plans disclosed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2019 (the “Form 10-K”), as detailed below. The Company is also providing updated information relating to the securities issuable pursuant to the Company’s equity compensation plans as of March 31, 2019.
The “Securities Issuable Pursuant to Equity Compensation Plans” table set forth on page 117 of the Form 10-K is updated as follows:
SECURITIES ISSUABLE PURSUANT TO EQUITY COMPENSATION PLANS - DECEMBER 31, 2018
As of December 31, 2018, no options or warrants to acquire our securities pursuant to equity compensation plans were outstanding. The following table sets forth the number of securities to be issued upon exercise of outstanding options, warrants and rights; weighted average exercise price of outstanding options, warrants and rights; and the number of securities remaining available for future issuance under our equity compensation plans as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders	0	0	904,605
Equity compensation plans not approved by security holders	0	0	0
Total	0	0	904,605

(1)
Represents shares issuable under the Company’s 2012 Amended and Restated Equity Incentive Plan. On January 1, 2012, the Company’s 2008 Equity Incentive Plan (“2008 EIP”) was terminated. Termination of the 2008 EIP does not impact awards issued under the 2008 EIP prior its termination.

The Company is providing updated information relating to the securities issuable pursuant to the Company's equity compensation plans as of March 31, 2019 as follows:
SECURITIES ISSUABLE PURSUANT TO EQUITY COMPENSATION PLANS - MARCH 31, 2019
As of March 31, 2019, no options or warrants to acquire our securities pursuant to equity compensation plans were outstanding.
The following table sets forth the number of securities to be issued upon exercise of outstanding options, warrants and rights; weighted average exercise price of outstanding options, warrants and rights; and the number of securities remaining available for future issuance under our equity compensation plans as of March 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders	0	0	347,408
Equity compensation plans not approved by security holders	0	0	0
Total	0	0	347,408

(1)
Represents shares issuable under the Company’s 2012 Amended and Restated Equity Incentive Plan. On January 1, 2012, the Company’s 2008 Equity Incentive Plan (“2008 EIP”) was terminated. Termination of the 2008 EIP does not impact awards issued under the 2008 EIP prior its termination.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: May 8, 2019	By:	/s/ Michael R. Gillespie
Michael R. Gillespie
Chief Accounting Officer